EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended November 19, 2010

 Current month                                                 Performance* (Subject to verification)                                Risk Metrics* (Dec 2005 – Nov 2010)
Class	Week ROR	MTD Nov 2010	1 yr Annualized ROR	3 yr Annualized ROR	5 yr Annualized ROR	10 yr Annualized ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-1.7%	-1.7%	-2.9%	3.3%	5.9%	6.9%	5.9%	12.6%	-16.5%	0.5	0.8
B**	-1.7%	-1.8%	-3.5%	2.6%	5.1%	N/A	5.1%	12.6%	-17.1%	0.5	0.7
Legacy 1***	-1.6%	-1.6%	-1.1%	N/A	N/A	N/A	-0.8%	10.9%	-10.9%	0.0	-0.1
Legacy 2***	-1.6%	-1.6%	-1.4%	N/A	N/A	N/A	-1.1%	10.9%	-11.1%	-0.1	-0.1
Global 1***	-1.3%	-1.3%	-4.0%	N/A	N/A	N/A	-2.5%	10.5%	-13.3%	-0.2	-0.3
Global 2***	-1.3%	-1.3%	-4.3%	N/A	N/A	N/A	-2.9%	10.5%	-13.5%	-0.2	-0.4
Global 3***	-1.4%	-1.4%	-6.0%	N/A	N/A	N/A	-4.7%	10.5%	-14.6%	-0.4	-0.6

S&P 500 Total Return Index****	0.1%	1.6%	11.6%	-4.7%	1.3%	1.0%	1.3%	17.6%	-51.0%	0.2	0.1
Barclays Capital U.S. Long Gov Index****	-0.2%	-3.1%	5.7%	6.3%	6.6%	7.1%	6.6%	11.2%	-12.3%	0.6	1.0

*        Performance metrics are calculated using November 2010 month-to-date performance estimates
**      Units began trading in August 2003.
***    Units began trading in April 2009.
****  Index is unmanaged & is not available for direct investment.  Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
Ags/Softs	17%	Long	Corn	3.9%	Long	11%	Long	Corn	3.0%	Long
			Soybeans	2.2%	Long			Soybeans	2.0%	Long
Currencies	21%	Short $	Australian Dollars	2.3%	Long	24%	Short $	Japanese Yen	2.6%	Long
			Euro	1.7%	Short			Australian Dollars	2.5%	Long
Energy	11%	Long	Gasoline Blendstock	2.5%	Long	11%	Short	Crude Oil	3.9%	Short
			Natural Gas	2.0%	Short			Natural Gas	2.4%	Short
Equities	26%	Long	Hang Seng	3.6%	Long	32%	Long	Hang Seng	4.8%	Long
			Dax Index	3.0%	Long			Dax Index	4.0%	Long
Fixed Income	10%	Long	U.S. 2-Year Treasury Notes	3.5%	Long	11%	Long	U.S. 2-Year Treasury Notes	5.7%	Long
			Euribor	1.0%	Short			Japanese Gov't Bonds	1.1%	Long
Metals	15%	Long	Gold	4.5%	Long	11%	Long	Gold	2.7%	Long
			Copper	3.7%	Long			Copper	2.3%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Ags/Softs
Forecasts for weaker global grain demand sent U.S. grain markets generally lower.  In the livestock markets, live cattle rallied on strong export data and optimism surrounding the positive outlook for U.S. livestock prices.

Currencies
The euro fell sharply against counterparts on fears over the impact of a bailout of the Irish government by the European Union; as a result, investors began to liquidate euro-based assets.  Greater concerns surrounding the entire Eurozone economy also drove the U.S. dollar higher against major currencies as investors became more risk-averse.  The Australian and New Zealand dollars posted modest gains following some late-week rallies in the nations’ respective equity markets.

Energy
Crude oil markets declined due a combination of a stronger U.S. dollar and forecasts of weak ongoing demand for energy products.   Cold weather fronts in the U.S. drove natural gas prices over 9% higher.  Adding to the rally in natural gas markets were reports which showed a decrease in the number of natural gas rigs operating in the U.S.

Equities
Japanese equity markets moved higher on strong gains in the financial sector.  European equity markets also rallied as previous concerns about stalled economic growth in the U.S. began to lessen amidst positive economic data.  In Hong Kong, the Hang Seng index declined as investors believed China’s decision to raise interest rates will hinder growth prospects for the region.

Fixed Income
U.S. Treasuries declined towards the end of the week as reports stated Ireland was nearing completion of its bailout plan, lessening economic concerns from the region.  Rallies in the global equity markets also weighed on U.S. debt prices.

Metals
Gold markets finished lower as rallies in the U.S. dollar caused investors to liquidate hedging positions.  Also adding to the decline in gold was better-than-expected GDP and unemployment data.  In the base metals markets, inflation concerns from China weighed on global industrial demand forecasts moving prices lower.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset):  A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.